UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2020

Predictive Oncology Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900 Eagan, Minnesota	55121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

Fourth Amendment to and Extension of Promissory Note. Effective July 15, 2020, Predictive Oncology Inc. (the “Company”) entered into a fourth amendment to the Amended and Restated Senior Secured Promissory Note dated September 28, 2018 and amended and restated as of February 7, 2019 issued to L2 Capital, LLC (as amended by that certain First Amendment dated September 27, 2019, that certain Second Amendment dated December 12, 2019, and that certain Third Amendment dated March 19, 2020, the “L2 Note”). Under the fourth amendment, the maturity date of the L2 Note was extended from to July 15, 2020 to September 30, 2020.

Second Amendment to and Extension of Promissory Note. Effective July 15, 2020, the Company entered into a second amendment to the Senior Secured Promissory Note dated September 27, 2019 issued to Oasis Capital, LLC (as amended by that certain First Amendment dated March 19, 2020, the “First Oasis Note”). Under the second amendment, the maturity date of the First Oasis Note was extended from July 15, 2020 to September 30, 2020. In exchange for such extension, the outstanding principal amount of the First Oasis Note was increased by $345,000, such that, as of the effective date of the amendment, the outstanding principal amount owed under the First Oasis Note was $1,280,833.

First Amendment to and Extension of Promissory Note. Effective July 15, 2020, the Company entered into an amendment to the Senior Secured Promissory Note dated February 5, 2020 issued to Oasis Capital, LLC (the “Second Oasis Note”). Under the amendment, the maturity date of the Second Oasis Note was extended from August 5, 2020 to September 30, 2020. In exchange for such extension, the outstanding principal amount of the Second Oasis Note was increased by $172,500, such that, as of the effective date of the amendment, the outstanding principal amount owed under the Second Oasis Note was $1,622,500.

Documents. The foregoing description of the fourth amendment to the L2 Note, the second amendment to the First Oasis Note and the first amendment to the Second Oasis Note are qualified in their entirety by reference thereto, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit Number	Description

10.1	Amendment #4 to the Amended and Restated Senior Secured Promissory Note originally issued on September 28, 2018 by and among the Company and L2 Capital, LLC

10.2	Amendment #2 to the Senior Secured Promissory Note originally issued on September 27, 2019 by and among the Company and Oasis Capital, LLC

10.3	Amendment #1 to the Senior Secured Promissory Note originally issued on February 5, 2020 by and among the Company and Oasis Capital, LLC

(Signature page follows)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE ONCOLOGY inc.
By:	/s/ Bob Myers
Name: Bob Myers Title: Chief Financial Officer

Date: July 20, 2020